EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 BY THE CHIEF EXECUTIVE OFFICER
RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

     I, Roger S. Newton, Chief Executive Officer, of Esperion Therapeutics, Inc., a Delaware corporation (the “Company”), hereby certify that:

     (1) The Company’s periodic report on Form 10-Q for the period ended September 30, 2003 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *

/s/ Roger S. Newton
Roger S. Newton,
Chief Executive Officer

Date: November 10, 2003